Exhibit 32.2
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                             STELLAR RESOURCES LTD.
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                             OFFICER'S CERTIFICATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Stellar Resources Ltd. (the "Company") on Form 10-QSB for the period ending October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Rezac, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  December 13, 2004                /s/ Michael Rezac
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                                        Michael Rezac, Chief Financial Officer